                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 19, 2003



                         HIGHLANDS INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                      1-14028                 75-2370945
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)



             275 Phillips Boulevard, Trenton, New Jersey 08618-1426
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (609) 896-1921



         (Former name or former address, if changed since last report.)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

      On March 19, 2003 ("Confirmation Date"), the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") entered an order (the "Confirmation Order") confirming the Amended Joint Plan of Reorganization of Highlands Insurance Group, Inc. (the "Company" or "HIGI"), Highlands Holding Company, Inc., Highlands Claims and Safety Services, Inc., Highlands Services Corporation, American Reliance, Inc. and Northwestern National Holding Company, Inc. (the "Debtors") (the "Plan") in connection with the Debtors' cases under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). A copy of the Confirmation Order is filed as Exhibit 99.1 to this Form 8-K. As previously reported, the Debtors originally filed a petition for reorganization with the Bankruptcy Court under Chapter 11 of the Bankruptcy Code on October 31, 2002. The effective date ("Effective Date") of the Plan will be March 31, 2003, unless the Confirmation Order is appealed and a stay is entered pending appeal. The Company is not aware of any appeals as of March 21, 2003.

      The following is a summary of the material features of the Plan. This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan. The Company has included the Plan as Exhibit 2.1 to this Form 8-K. The summary of the Plan is qualified in its entirety by reference to the full text of the Plan filed as Exhibit 2.1 hereto and incorporated herein by reference. Capitalized terms used but not defined in this Form 8-K have the meanings set forth in the Plan. Also set forth below is a brief description of the Company's issued and outstanding equity securities as of the Confirmation Date and as of the Effective Date.

                                 INTRODUCTION.

Overview.

      The Plan contemplates the continued implementation and execution of the Run-Off Plan with respect to the Company's insurance company subsidiaries while at the same time preserving, as much as possible, the rights and interests (and the priority of those rights and interests) of all creditors of and stakeholders in the Company under applicable law. The Plan is a liquidating plan in that all of the assets of the Company will be disposed of and liquidated over time in order to provide for the payment of certain Allowed Claims against and Allowed Interests in the Debtors. Payments to holders of such Allowed Claims and Allowed Interests entitled to receive property under the Plan will be in the form of Distributions (as defined in the Plan) from a Liquidating Trust created pursuant to the Plan.

      In general, the Plan (i) divides Claims and Interests into separate classes, (ii) specifies the property, if any, that each Class is to receive under the Plan, and (iii) contains other provisions necessary to implement the Plan. Claims and Interests are classified rather than creditors and shareholders because such Persons may hold Claims and Interests in more than one Class.

      The Debtors believe that under the Plan, the holders of Claims and Interests will obtain a recovery in an amount not less than the recovery which otherwise would be obtained if the assets of the Debtors were liquidated under Chapter 7 of the Bankruptcy Code. THE HOLDERS OF ANY AND ALL CLASSES AND SHARES OF, AND OTHER INTERESTS IN, THE COMPANY'S EQUITY, INCLUDING, BUT NOT LIMITED TO, THE COMPANY'S COMMON STOCK AND PREFERRED STOCK, AND WARRANTS, OPTIONS OR RIGHTS TO PURCHASE, SELL OR SUBSCRIBE TO SHARES OF ANY SUCH STOCK, OTHER THAN THE HOLDERS OF THE LMI INTEREST, (THE "HIGI INTERESTS") WILL RECEIVE NO DISTRIBUTION NOR RETAIN ANY PROPERTY UNDER THE PLAN.

The Liquidating Trust and Substantive Consolidation.

      The Plan provides for the creation of a Liquidating Trust which will become the owner of one hundred (100) shares of newly authorized common stock of the Company, $0.01 par value ("New HIGI Stock") and, thus, the direct or indirect equity owner of the Company and its subsidiaries. While the Plan contemplates the continued corporate existence (at least initially) of each Surviving Debtor Entity, the Plan also provides for the substantive consolidation of the Estates of the Debtors for purposes of distributions under the Plan.

Injunction Against Assertion of Claims and Interests.

      The Confirmation Order expressly provides that, except as provided in the Plan or in the Confirmation Order, the rights afforded under the Plan and the treatment of Claims and Interests under the Plan are in exchange for and in complete satisfaction, discharge and release of all Claims and Liens and a termination of all Interests or other rights of an equity security holder that are terminated pursuant to the Plan and which arise on or before the Petition Date. The holders of all such Claims, Interests or other rights are permanently enjoined from taking any of the following actions on account of such Claims, Interests or other rights: (i) commencing or continuing in any manner any action or other proceeding against the Debtors, the Assets, the Liquidating Trust or the Trust Assets; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Debtors, the Assets, the Liquidating Trust or the Trust Assets; (iii) creating, perfecting or enforcing any Lien or encumbrance against the Debtors, the Assets, the Liquidating Trust or the Trust Assets; (iv) except to the extent any such rights are expressly preserved by section 553 of the Bankruptcy Code, asserting a setoff, right of subrogation or recoupment of any kind against the Debtors, the Assets, the Liquidating Trust or the Trust Assets; and (v) asserting against the Debtors, the Assets, the Liquidating Trust or the Trust Assets any other or further debt, Claim, Interest or other right based upon any document, instrument, act, omission, transaction, or other activity of any kind or nature that existed or occurred before the Petition Date. The injunction provided for in the Confirmation Order is effective against all holders of any Claim, Interest or other right regardless of whether such holder has filed a Proof of Claim or Interest in respect thereof, whether the Claim or Interest is or at any time becomes an Allowed Claim or Interest, or whether such holder has voted to accept the Plan.

                    CLASSIFICATION OF CLAIMS AND INTERESTS.

      The categories of Claims and Interests set forth in the table below classify Claims and Interests for all purposes. A Claim or Interest is classified in a particular Class only to the extent that the Claim or Interest falls within the description of that Class, and is classified in a different Class to the extent that any remainder of such Claim or Interest falls within the description of such different Class. A Claim is in a particular Class only to extent that such Claim is an Allowed Claim in that Class and has not been paid, released, or otherwise settled prior to the Effective Date.

     CLASS                    CLAIM               STATUS; DISTRIBUTIONS
     -----                    -----               ---------------------
    Class 1              Priority Claims                 Unimpaired

    Class 2             Bank Group Claims              Impaired; Will
                                                      Receive Class A
                                                        Trust Units

   Class 2(a)         Other Secured Claims               Unimpaired

    Class 3             General Unsecured              Impaired; Will
                             Claims                   Receive Class B
                                                        Trust Units

    Class 4               LMI Interest                 Impaired; Will
                                                      Receive Class C
                                                        Trust Units

                         HIGI Interests
                      (Includes All Equity
    Class 5             Interests in the               Cancelled; No
                       Company, Including               Distribution
                      Common and Preferred
                             Stock)

                       TREATMENT OF UNCLASSIFIED CLAIMS.

      In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims have not been classified and thus are excluded from the Classes described above.

Administrative Claims.

      Subject to the Bar Date provisions of the Plan applicable to Administrative Claims, and except to the extent the Debtors and the holder of an Allowed Administrative Claim agree to a different treatment, the Liquidating Trustee shall pay to each holder of an Allowed Administrative Claim an amount equal to such Allowed Administrative Claim in Cash, on the later of (i) the Effective Date or (ii) five days after the date on which said Administrative Claim becomes an Allowed Administrative Claim, or as soon thereafter as is practicable; provided, however, that Allowed Administrative Claims representing obligations incurred in the ordinary course of business of the Debtors shall be paid by the Debtors or the Liquidating Trustee, as the case may be, in accordance with the terms and conditions of the particular agreements from which such Allowed Administrative Claims arose.

Priority Tax Claims.

      Except to the extent the Debtors and the holder of an Allowed Priority Tax Claim agree to different treatment, the Liquidating Trustee shall make deferred Cash payments over a period not exceeding six years from the date of assessment of such tax as required by section 1129(a)(9)(C) of the Bankruptcy Code; provided, however, that the Liquidating Trust shall have the right to pay any Priority Tax Claim, or any remaining balance of such Claim, in full, at any time on or after the Effective Date, without premium or penalty.

                 TREATMENT OF CLASSIFIED CLAIMS AND INTERESTS.


Class 1: Priority Claims.

      Except to the extent the Debtors and the holder of an Allowed Priority Claim agree to different treatment, the Liquidating Trustee shall pay to each holder of an Allowed Priority Claim Cash, in an amount equal to such Allowed Priority Claim, on the later of (i) the Effective Date or (ii) five days after the date on which said Priority Claim becomes an Allowed Priority Claim, or as soon thereafter as is practicable.

Class 2: Bank Group Claims.

      The Bank Group Claims shall be deemed Allowed Claims as of the Petition Date in the aggregate of all amounts due and owing under the Credit Agreement on account of principal and accrued but unpaid interest through the Petition Date. The approximate amount of the Bank Group Claims is $48,874,000. On the Effective Date, the holders of Bank Group Claims shall each be issued Class A Trust Units in accordance with the provisions of the Liquidating Trust Agreement in the amount of their Allowed Claims. The Liquidating Trust Agreement provides that the Bank Group Claims represented by the Class A Trust Units will be paid in full, with interest, before any Distributions are made to the holders of any other Claims or Class of Claims or Liquidating Trust Units, except for Allowed Administrative Claims, Allowed Priority Tax Claims, and Allowed Priority Claims, if any. Interest on the Bank Group Claims will accrue and be paid, if paid, on the Allowed amount of such Claims as of the Petition Date and at the applicable non-default contract rate specified in the Credit Agreement. In addition to the foregoing, the Bank Group (or the Bank Group Agent, as the case may be) will retain the Bank Group Liens.

Class 2(a): Other Secured Claims.

      At the sole option of the Debtors or the Liquidating Trustee, as the case may be, on the later of (x) the Effective Date, or (y) for Claims in Class 2(a) that were Disputed Claims and have become Allowed Secured Claims, as soon thereafter as is practicable, such Allowed Secured Claims shall: (i) be Reinstated; or (ii) receive the Collateral securing such Allowed Secured Claim; or (iii) receive Cash in an amount, not to exceed the Allowed amount of such Claim or equal to the proceeds actually realized from the sale of any Collateral securing such Claim, less the actual costs and expenses of disposing of such Collateral; or (iv) receive such other treatment as may be agreed upon by the Debtors or the Liquidating Trustee, as the case may be, and the holder of an Allowed Secured Claim. In the event that the Debtors or the Liquidating Trustee elects, pursuant to option (ii) above, to distribute to the holder of an Allowed Secured Claim the Collateral securing such Allowed Secured Claim, the holder of such Allowed Secured Claim shall bear all expenses relating to the transfer of possession and rights in the Collateral, including, but not limited to, storage expenses.

Class 3: General Unsecured Claims.

      On the Effective Date, each holder of an Allowed General Unsecured Claim in Class 3 shall be issued Class B Liquidating Trust Units in accordance with the provisions of the Liquidating Trust Agreement in the amount of each holder's Allowed General Unsecured Claim. Class 3 Claims shall include the Debenture Claims, which shall be deemed Allowed Claims as of the Petition Date in the aggregate amount of approximately $71,412,000 on account of principal and accrued, but unpaid, interest through the Petition Date. The Liquidating Trust Agreement provides that Allowed General Unsecured Claims represented by the Class B Trust Units will be paid in full, with interest, prior to the payment of any amounts to the holder of the LMI Interest represented by Class C Trust Units, but only after full payment of the Bank Group Claims in accordance with the Plan and the Liquidating Trust Agreement. Interest on Allowed General Unsecured Claims will accrue and be paid, if paid, on the Allowed amount of such Claims as of the Petition Date and at the non-default rate specified in any valid contract upon which such Allowed General Unsecured Claim is or was based or, if no rate is specified or no such contract exists, at the federal judgment rate as of the Petition Date.

Class 4: LMI Interest.

      On the Effective Date, the holder of the LMI Interest shall be issued Class C Liquidating Trust Units in accordance with the provisions of the Liquidating Trust Agreement in an amount equal to the stated liquidation value of the LMI Interest. The Liquidating Trust Agreement provides that the LMI Interest represented by the Class C Trust Units will be paid only after the Bank Group Claims and all Allowed General Unsecured Claims have been paid in full and proper reserve for any Disputed Claims has been made in accordance with the Plan and the Liquidating Trust Agreement. As of the Effective Date, all dividends on or relating to the LMI Interest shall cease to accrue and shall not be issued or paid by the issuance of Liquidating Trust Units or in any other manner or form.

Class 5: HIGI Interests.

      Holders of HIGI Interests shall receive no property under the Plan and the HIGI Interests shall be cancelled on and as of the Effective Date.

                          IMPLEMENTATION OF THE PLAN.

The Liquidating Trust.

      Establishment of the Trust. On the Effective Date, the Debtors, on their own behalf and on behalf of the Trust Holders (i.e. holders of Allowed Claims in Classes 2 through 4) shall execute the Liquidating Trust Agreement and shall take all other steps necessary to establish the Liquidating Trust. The Liquidating Trust Agreement contains provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the treatment of the Liquidating Trust as a liquidating trust for United States federal income tax purposes.

      Issuance of New HIGI Stock and Transfer of Other Trust Assets. On the Effective Date, the Debtors shall issue the New HIGI Stock and transfer all of their right, title and interest in and to all other Trust Assets to the Liquidating Trust, free and clear of any lien, Claim or Interest in such property of any other Person except for the Bank Group Liens or as otherwise provided for in the Plan or the Liquidating Trust Agreement. Title to all Trust Assets shall vest in the Liquidating Trust on the Effective Date. The Debtors or such other Persons that may have possession or control of such Trust Assets shall transfer possession or control of such Trust Assets to the Liquidating Trustee and shall execute documents or instruments necessary to effectuate such transfers.

      Transfer for the Benefit of Trust Holders. The transfer of the Trust Assets to the Liquidating Trust shall be made for the benefit of the Trust Holders, whether the Claims of Trust Holders are Allowed on or after the Effective Date of the Plan. In this regard, the Trust Assets will be transferred to the Trust Holders to be held by the Debtors on their behalf. Immediately thereafter, on behalf of the Trust Holders, the Debtors shall transfer the Trust Assets to the Liquidating Trust in exchange for the Liquidating Trust Units, which units shall be distributed by the Liquidating Trustee to the Trust Holders in exchange for their Allowed Claims or Interests in accordance with the Plan and the Liquidating Trust Agreement. Upon the transfer of the Trust Assets, the Liquidating Trustee shall succeed to all of the Debtors' right, title and interest in the Trust Assets and the Debtors will have no further interest in or with respect to the Trust Assets or the Liquidating Trust. For all United States federal income tax purposes, all parties (including the Debtors, the Liquidating Trustee, and the Trust Holders) shall treat the transfer of Trust Assets to the Liquidating Trust described in Section 1.2 of the Liquidating Trust Agreement and the Plan (and any subsequent transfers of Assets) as a transfer to the Trust Holders followed by a transfer by such Trust Holders to the Liquidating Trust, and the beneficiaries of the Liquidating Trust shall be treated as the grantors and owners thereof.

      Purpose of the Liquidating Trust. The Liquidating Trust is being established for the sole purpose of liquidating the Trust Assets, in accordance with Treasury Regulation section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business, except to the extent reasonably necessary to, and consistent with, the liquidating purpose of the Liquidating Trust. Subject to definitive guidance from the IRS, all parties shall treat the Liquidating Trust as a liquidating trust for United States federal income tax purposes.

      Termination. The Liquidating Trust will terminate on the earlier of (a) thirty (30) days after the full and final Distribution of the Trust Assets or proceeds thereof in accordance with the terms of the Liquidating Trust Agreement and the Plan, and (b) the fifth (5th) anniversary of the Effective Date; provided, however, that within six months of the fifth (5th) anniversary of the Effective Date, the Bankruptcy Court, upon a motion by the Liquidating Trustee or any party in interest, may extend the term of the Liquidating Trust for an additional term of not more than five (5) years if it is necessary for the liquidation of the Trust Assets. Multiple extensions may be obtained so long as Court approval is obtained within six months of the beginning of each such extended term. Notwithstanding the foregoing, the Liquidating Trustee may not unduly prolong the duration of the Liquidating Trust and shall at all times endeavor to resolve, settle or otherwise dispose of all property and Claims that constitute Trust Assets and to effect the full and final Distribution of the Trust Assets to the Trust Holders in accordance with the terms of the Plan and the Liquidating Trust Agreement and thereafter terminate the Liquidating Trust as soon as practicable.

Liquidating Trustee and Trust Advisory Board.

      Appointment. Stephen L. Kibblehouse is being appointed as the Liquidating Trustee and shall hold such position until his removal, resignation or death. There shall also be appointed a Trust Advisory Board composed of the Liquidating Trustee and a maximum of four (4) other individual persons designated by the Trust Holders as set forth in the Liquidating Trust Agreement. In the event that the Trust Advisory Board is not formed or ceases to exist for any reason, all references in the Liquidating Trust Agreement to required approval or other action of such Trust Advisory Board shall be of no force or effect or shall be deemed to be references to the Liquidating Trustee, as appropriate.

      Action by Trust Advisory Board. The Trust Advisory Board will direct the actions of the Liquidating Trustee in the exercise of the authority granted to the Liquidating Trustee under the Plan and Liquidating Trust Agreement. Unless otherwise specified in the Liquidating Trust Agreement, any action taken or direction given by the Trust Advisory Board shall be taken or given by a majority of the members of the Trust Advisory Board. The Liquidating Trust is not authorized to enter into any agreement or consummate any transaction involving the sale of the stock, assets, operations or business of any Surviving Debtor Entity or Insurance Company Subsidiary unless at least eighty percent (80%) of the members then comprising the Trust Advisory Board have voted in favor of any such sale. The Trust Advisory Board is be authorized to adopt by-laws consistent with the Plan and the Liquidating Trust Agreement to govern its activities.

Issuance of Liquidating Trust Units and Applicability of Securities Laws.

      Stated Value and Accrued Interest. The stated value of each Liquidating Trust Unit is one dollar. Interest accruing on or with respect to a Claim or Class of Claims shall accrue on the basis of one Liquidating Trust Unit for every dollar of interest accrued. Notwithstanding any other provisions of the Plan, only whole numbers of Liquidating Trust Units will be issued and all Claims, and any interest accruing on Claim, shall be rounded to the nearest dollar.

      Issuance by Book Entry. All Liquidating Trust Units shall be uncertificated and issued to Trust Holders by book entry only in the register maintained by the Liquidating Trustee. The Liquidating Trustee is not required to send any notice to Trust Holders upon the issuance of the Liquidating Trust Units or the updating of any book entries on account of accrued interest on Claims or otherwise. Notwithstanding the foregoing, upon request made to the Liquidating Trustee in writing by a Trust Holder, the Liquidating Trustee is required to confirm the amount and class of Liquidating Trust Units then issued in the name of such Trust Holder.

      Securities Laws. Under section 1145 of the Bankruptcy Code, the issuance of Liquidating Trust Units will be exempt from registration under the Securities Act of 1933 and applicable state and local laws requiring registration of securities. The Liquidating Trustee will not attempt to register the Liquidating Trust Units under any state or federal securities law at any time, and the Liquidating Trustee, with the advice of counsel, will take such action as it deems necessary to ensure that the Liquidating Trust will not at any time be required to comply with the registration and reporting requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, or any other state or local law requiring the registration of securities.

      Transfer of Liquidating Trust Units. The Liquidating Trust Units are transferable by the Trust Holders upon and after issuance; however, neither the Liquidating Trustee nor the Trust Advisory Board will at any time seek to have the Liquidating Trust Units listed on any exchange or on the over-the-counter market after the Effective Date. The Liquidating Trustee, with the advice and consent of the Trust Advisory Board, may at any time establish procedures governing the transfer of Liquidating Trust Units, including the imposition of fees in such amounts as may be deemed necessary or appropriate in relation to the costs of maintaining the register of Trust Holders. Notwithstanding the foregoing, no assignment, pledge, mortgage, sale, transfer or other disposition (a "Transfer") of any Liquidating Trust Units shall be permitted until the proposed transferor has delivered to the Liquidating Trustee at the proposed transferor's sole expense a written opinion satisfactory to the Liquidating Trustee from legal counsel satisfactory to the Liquidating Trustee providing, and the Liquidating Trustee has concluded, that such Transfer would not (i) result in a violation of, or require registration of the Liquidating Trust Units under, the Securities Act of 1933, as amended, or any state securities laws;
(ii) result in a violation of, or require the Liquidating Trust to register as an investment company under, the Investment Company Act of 1940, as amended;
(iii) result in a violation of, or require the Liquidating Trust to make any filings or obtain approvals or qualifications under, the Trust Indenture Act of 1939, as amended; (iv) result in a violation of any other law, rule or regulation by the Liquidating Trust or any Trust Holder; (v) result in the Liquidating Trust being subjected to any additional regulatory requirements or restrictions; (vi) cause an "ownership change" within the meaning of section 382 of the IRC within two years following the Effective Date; (vii) if the Liquidating Trust is deemed to be a partnership for United States federal income tax purposes, result in the treatment of the Liquidating Trust as a "publicly traded partnership" within the meaning of section 7704 of the IRC and the Treasury Regulations promulgated thereunder; or (viii) result or potentially result in any adverse tax or other consequences to the Liquidating Trust, the assets held by it, or the Debtors. Any purported Transfer in violation of the foregoing will not be registered on the register maintained by the Liquidating Trustee. The Liquidating Trustee will provide the proposed transferor with any and all information necessary to enable such proposed transferor to provide the opinion as described in this Section.

Surviving Debtor Entities and Insurance Company Subsidiaries.

      Corporate Structure. Through the Liquidating Trust's position as direct or indirect equity owner of each of the Surviving Debtor Entities, the Liquidating Trustee shall cause the Surviving Debtor Entities to act consistently with the purposes and provisions of the Liquidating Trust and the Liquidating Trust Agreement. The Liquidating Trustee may authorize and direct the merger, consolidation, dissolution of or other restructuring transaction with respect to any of the Surviving Debtor Entities to the extent deemed necessary and appropriate by the Liquidating Trustee and Trust Advisory Board. Through the Liquidating Trust's position as direct or indirect equity owner of each of the Insurance Company Subsidiaries, the Liquidating Trustee shall cause the Insurance Company Subsidiaries to act consistently with the purposes and provisions of the Liquidating Trust and the Liquidating Trust Agreement and, in addition, any and all supervisory orders, protective orders or other requirements of the State Departments of Insurance. Subject to any and all consents, conditions or requirements of the State Departments of

Insurance, the Liquidating Trustee and Trust Advisory Board may authorize and direct the merger, consolidation, dissolution of or other restructuring transaction with respect to any of the Insurance Company Subsidiaries to the extent deemed necessary and appropriate by the Liquidating Trustee and Trust Advisory Board.

      Liquidating Trustee as Director. Subject to the requirements of other applicable law or the State Departments of Insurance, the Liquidating Trustee may serve or continue to serve as a member of the board of directors of any Surviving Debtor Entity or Insurance Company Subsidiary.

      Regulatory Authority of State Departments of Insurance. Nothing in the Plan attempts to limit the authority or ability of the State Departments of Insurance to regulate the businesses, operations or activities of the Insurance Company Subsidiaries.

Distribution Provisions.

      Annual Distributions from the Liquidating Trust. On each Annual Distribution Date, the Liquidating Trust shall distribute all Available Cash from the Liquidating Trust to the Trust Holders (or the relevant Paying Agent, as the case may be), after making reserve for Disputed Claims; provided, however, that the Liquidating Trustee shall not be required to distribute Available Cash on each Annual Distribution Date if the aggregate Distribution on such date would not exceed $10,000 in value.

      Quarterly Distributions from the Liquidating Trust. On each Quarterly Distribution Date, the Liquidating Trust shall distribute all Available Cash from the Liquidating Trust to the Trust Holders (or the relevant Paying Agent, as the case may be), after making reserve for Disputed Claims; provided, however, that the Liquidating Trustee shall not be required to distribute Available Cash on each Quarterly Distribution Date if the aggregate Distribution on such date would not exceed $300,000 in value.

      Distributions from HIGI and HIGI Subsidiaries. In furtherance of the foregoing, the Liquidating Trustee shall cause HIGI and HIGI shall cause each other Surviving Debtor Entity and, to the extent permitted by the applicable State Departments of Insurance, the Liquidating Trustee and each Surviving Debtor Entity shall cause each Insurance Company Subsidiary to distribute to the Liquidating Trust on or before each Distribution Date (or such earlier time as required to be included in the Distribution by the Liquidating Trust on such Distribution Date) all of the Cash of HIGI and each such HIGI Subsidiary, less
(i) any amounts required or which may be required for the payment of taxes, (ii) subject to Trust Advisory Board approval, any other reasonable and necessary expenses of HIGI and each such HIGI Subsidiary, and (iii) such other amounts as are determined necessary by the Trust Advisory Board to cover anticipated future expenses of the Liquidating Trust. Notwithstanding the foregoing, HIGI and the HIGI Subsidiaries need not, and the Liquidating Trustee shall not, direct HIGI or the HIGI Subsidiaries to, distribute Cash in amounts which fall below certain minimum thresholds established by the Trust Advisory Board and the Liquidating Trustee from time to time.

      Manner of Payment of Distributions. All Distributions to Trust Holders from the Liquidating Trust shall be made according to the priorities set forth in the Plan, payable only to Trust Holders of Record and, as to each such Trust Holder within a Class then entitled to payment, in amounts equal to such Trust Holders' Ratable Share of the Distribution. All Distributions to Trust Holders from the Liquidating Trust shall be payable in Cash by wire transfer, check, or such other method as the Liquidating Trustee deems appropriate under the circumstances. The Liquidating Trustee shall withhold from the Distribution of any Trust Holder any amount which the Liquidating Trustee determines to be required by any federal, state, local or foreign taxing authority, or by any law, regulation, rule, ruling, directive or other governmental requirement.

      Distributions on Non-Business Days. Any payment or Distribution due on a day other than a Business Day shall be made, without interest, on the next Business Day.

      No Distribution Pending Allowance. Notwithstanding any other provision of the Plan, no Cash or other property shall be distributed, and no Liquidating Trust Units shall be issued, under the Plan or Liquidating Trust Agreement on account of any Disputed Claim or Interest, unless and until such Claim or Interest becomes an Allowed Claim or Interest.

      No Distribution in Excess of Allowed Amounts. Notwithstanding anything to the contrary contained in the Plan or the Liquidating Trust Agreement, no holder of an Allowed Claim or Interest shall receive Distributions of a value which exceed the Allowed amount of such Claim or Interest as of the Petition Date, plus any accrued interest provided for in the Plan. The foregoing shall not limit holders of Disputed Claims from receiving accrued interest as provided in the Plan, if such holders' Disputed Claims become Allowed. In the event that the Allowed Claims and Interests of all Trust Holders shall have been paid in full in accordance with the Plan and the Liquidating Trust Agreement, all excess or subsequent Distributions (and any Unclaimed Distributions which become excess Distributions) shall be made to the Clerk of the Bankruptcy Court for distribution to creditors who have made their claims upon the Clerk in accordance with Bankruptcy Rule 3011 and section 347(a) of the Bankruptcy Code (notwithstanding the usual inapplicability of such provisions in chapter 11 bankruptcy cases). Upon full and final tender of such Distributions to the Clerk of the Bankruptcy Court, the Liquidating Trustee, the Trust Advisory Board and each of their respective employees, representatives and agents shall be fully discharged and released from any claims of any Person to such Distributions.

      De Minimis Distributions. Notwithstanding anything to the contrary contained in the Plan or the Liquidating Trust Agreement, the Liquidating Trustee shall not be required to distribute Cash to the holder of an Allowed Claim or Interest if the amount of Cash to be distributed on account of such Claim is less than $25. Any holder of an Allowed Claim on account of which the amount of Cash to be distributed is less than $25 shall have such Claim discharged and shall be forever barred from asserting any such Claim against the Debtors, the Liquidating Trust, or their respective property. Any Cash not distributed pursuant to this provision shall be the property of the Liquidating Trust, free of any restrictions thereon.

      Unclaimed Distributions. Any Unclaimed Distributions, and all interest, dividends, and other earnings thereon, shall be held and segregated in sub-accounts of the Liquidating Trust for the benefit of the Trust Holders entitled thereto under the terms of the Plan and the Liquidating Trust Agreement. All such Unclaimed Distributions shall be held for a period of one year following the applicable Distribution Date and during such period shall be released from the Liquidating Trust and delivered to Trust Holders entitled thereto only upon presentation of proper proof by such Trust Holders of such entitlement. At the end of one year following the relevant Distribution Date of any Unclaimed Distributions, the Trust Holders theretofore entitled to such Unclaimed Distributions shall cease to be entitled thereto and the Unclaimed Distributions for each such Trust Holder shall then be distributed on a Ratable basis to the Trust Holders who have received and have claimed Distributions and who are otherwise entitled to further Distributions pursuant to the Plan and if no such Trust Holders then exist, such Unclaimed Distributions shall be distributed to the Clerk of the Bankruptcy Court for distribution to creditors who shall make their claims upon the Clerk in accordance with Bankruptcy Rule 3011 and section 347(a) of the Bankruptcy Code. The Liquidating Trustee shall pay, or cause to be paid, out of the funds held in any sub-account, all taxes imposed by any federal, state and local taxing authorities, and any foreign taxing authorities, on the income generated by the funds held in such sub-account. The Liquidating Trustee shall also file, or cause to be filed any tax or information return related to any sub-account. All Cash held in such sub-accounts shall be invested in accordance with section 5.5 of the Liquidating Trust Agreement and section 345 of the Bankruptcy Code, as modified by the relevant Orders of the Court for investments made by the Debtors during the Chapter 11 Cases. The earnings on such investments shall be held in trust as an addition to the balance of the sub-accounts for the benefit of the Trust Holders entitled to such Unclaimed Distributions, and shall not constitute property of the Liquidating Trust.

Allocation of Tax Items.

      Unless otherwise required by applicable tax law, items of income, gain, loss and deduction recognized or incurred by the Liquidating Trust and the amount of distributions received by the Liquidating Trust will be allocated ratably among the Trust Holders who are entitled to receive Distributions in the tax year in accordance with the priorities set forth in the Plan and Liquidating Trust Agreement, provided that where more than one Class of Trust Holders actually receives a Distribution in a tax year, such items of income, gain, loss and deduction, and such distributions received by the Liquidating Trust, will be allocated ratably based upon the amount of each Distribution made to such Classes of Trust Holders.

Setoffs.

      The Debtors and the Liquidating Trustee, as the case may be, are authorized, pursuant to section 553 of the Bankruptcy Code, to set off against any Allowed Claim and the Distributions to be made on account of such Allowed Claim, the claims, rights and Causes of Action of any nature that the Debtors or the Liquidating Trustee may at any time hold against the holder of such Allowed Claim; provided, however, that neither the failure to effect such a setoff nor the allowance of any Claim shall constitute a waiver or release by the Debtors or the Liquidating Trustee of any such claims, rights and Causes of Action that the Debtors or the Liquidating Trustee may at any time possess against such holder.

Distributions to Holders of Disputed Claims and Interests.

      Resolution of Disputed Claims. No Liquidating Trust Units shall be issued and no Distribution or payment shall be made on account of a Disputed Claim or Interest until such Disputed Claim or Interest becomes an Allowed Claim or Interest. Unless otherwise ordered by the Bankruptcy Court, after the Effective Date, the Liquidating Trustee, under the direction of the Trust Advisory Board, shall succeed to the Debtors' right to make and file objections to Claims and Interests and settle, compromise or otherwise resolve all such objections previously made or filed by the Debtors. The Debtors or the Liquidating Trustee, as the case may be, shall file all objections to Claims and Interests as soon as practicable, but in no event later than (i) ninety (90) days after the later to occur of the Effective Date or the applicable Bar Date, or (ii) such other time as may be fixed or extended by the order of the Bankruptcy Court. All objections to Claims and Interests filed by the Debtors and the Liquidating Trustee shall be filed and resolved in accordance with all applicable provisions of the Bankruptcy Code and Bankruptcy Rules and the Bankruptcy Court will retain jurisdiction to resolve such objections pursuant to section 502 of the Bankruptcy Code after the Effective Date.

      Distributions when a Disputed Claim or Interest Becomes Allowed or is Disallowed. On each Distribution Date, the Liquidating Trustee will reserve and segregate Cash sufficient to pay holders of Disputed Claims and Interests their Ratable Share, if any, of the Available Cash distributed to Trust Holders on such Distribution Date. Any such Cash reserved shall be held and segregated in sub-accounts of the Liquidating Trust for the benefit of holders of Disputed Claims and Interests. In the event a Disputed Claim or Interest is ultimately Allowed, the holder of such previously Disputed Claim or Interest shall be issued Liquidating Trust Units in accordance with the treatment of Classes of Claims or Interests set forth in the Plan, and on the next succeeding Distribution Date, shall be entitled to such holder's Ratable Share of any Distributions previously made on account of the Class of Liquidating Trust Units issued to such holder. Any Cash reserved and held in sub-accounts for the benefit of a holder of a Disputed Claim or Interest which is subsequently Disallowed, in whole or in part, shall be distributed as Available Cash on the next succeeding Distribution Date in accordance with the provisions of the Plan and the Liquidating Trust Agreement. The Liquidating Trustee shall pay, or cause to be paid, out of the funds held in any sub-account, all taxes imposed by any federal, state and local taxing authorities, and any foreign taxing authorities, on the income generated by the funds held in such sub-account. The Liquidating Trustee shall also file, or cause to be filed, any tax or information return related to any sub-account. All Cash held in such sub-accounts shall be invested in accordance with section 5.5 of the Liquidating Trust Agreement and section 345 of the Bankruptcy Code, as modified by the relevant Orders of the Court for investments made by the Debtors during the Chapter 11 Cases. The earnings on such investments shall be held in trust as an addition to the balance of the sub-accounts for the benefit of the Trust Holders entitled to such Distributions, and shall not constitute property of the Liquidating Trust.

      Late Claims. Except as otherwise expressly provided in the Plan, any Claim which is not deemed filed pursuant to section 1111(a) of the Bankruptcy Code, or for which a Proof of Claim is not timely filed pursuant to the Bankruptcy Code, Bankruptcy Rules or any order of the Court setting a Bar Date, will not be treated as an Allowed Claim and shall be expunged from the Claims register in the Chapter 11 Cases without need for any further notice, motion, objection or order.

      Estimation of Claims. The Debtors or the Liquidating Trustee, as the case may be, may request that the Bankruptcy Court estimate any Claim subject to estimation under section 502(c) of the Bankruptcy Code and for which the Debtors may be liable under the Plan, including any Claim for taxes, to the extent permitted by section 502(c) of the Bankruptcy Code, regardless of whether any party in interest previously objected to such Claim. The Bankruptcy Court will retain jurisdiction to estimate any Claim pursuant to section 502(c) of the Bankruptcy Code at any time during litigation concerning any objection to any Claim.

      Procedure. All of the Claims objection, estimation and resolution procedures described in the Plan are cumulative and not necessarily exclusive of one another. Claims may be estimated and subsequently objected to, compromised, settled, withdrawn or resolved by any mechanism set forth in the Plan, the Bankruptcy Code, or otherwise approved by the Bankruptcy Court.

Intercompany Claims.

      On and as of the Effective Date, the Debtors' Estates will be substantively consolidated for purposes of distributions under the Plan and the Liquidating Trust, and all Intercompany Claims shall be deemed forever released, waived and discharged.

Expense Reimbursement and Indemnity.

      The Liquidating Trustee and each member of the Trust Advisory Board shall be entitled to receive reimbursement for actual out-of-pocket expenses reasonably incurred by such persons in the performance of their duties under the Liquidating Trust Agreement and which are not otherwise reimbursed or reimbursable to such persons from another source. Such Persons shall also be entitled to indemnification as provided for in the Liquidating Trust Agreement.

Claims Payment Success Fees.

      On or after the Effective Date, the Liquidating Trust will enter into the Success Fee Agreement with a limited liability company formed by the Liquidating Trustee.

Exemption from Transfer Tax.

      Pursuant to section 1146(c) of the Bankruptcy Code, the issuance and transfer of the Trust Assets to the Liquidating Trust on or shortly after the Effective Date by the Debtors or the holders of Allowed Claims will not be subject to any stamp, real estate transfer, mortgage, recording or other similar tax.

Cancellation of the HIGI Interests.

      As of the Effective Date, the HIGI Interests will be cancelled and retired and no consideration will be paid or delivered with respect thereto. Notwithstanding the foregoing, the holders of HIGI Interests will not be required to surrender any stock certificate, warrants or other evidence of such Interests.

Cancellation of Agreements.

      On the Effective Date, except as otherwise provided for in the Plan, the Credit Agreement, the Debentures, and any other agreement, note, bond, indenture, instrument or document evidencing or creating a Claim (the "Instruments") will be deemed cancelled and of no further force or effect with respect to the Debtors without any further action on the part of the Bankruptcy Court or any other Person. The holders of such cancelled Instruments will have no Claims against the Debtors for payment of or on such Instruments except for the rights provided pursuant to the Plan. Each Instrument that is administered by a Paying Agent shall continue in effect solely for the purposes of (a) allowing such Paying Agent to further distribute Distributions to Trust Holders under the Plan and the Liquidating Trust Agreement, and (b) permitting such Paying Agent to maintain any rights or liens it may have for fees, costs, expenses and indemnification under such Instrument (all of which such fees, costs, expenses and indemnification shall be paid only from the Distributions made to such Paying Agent under the Plan and the Liquidating Trust Agreement).

Debtors' Continued Corporate Existence and Vesting of Assets.

      Notwithstanding anything to the contrary contained in the Plan, the Liquidating Trust Agreement or any other agreement or instrument relating thereto, each Debtor shall continue to exist on and after the Effective Date as a separate entity with all the powers of a corporation under the laws of its respective state of incorporation and without prejudice to any right to alter or terminate such existence (whether by merger or otherwise) under such applicable law. Except as provided in the Plan or in the Liquidating Trust Agreement regarding the transfer to the Liquidating Trust of the Trust Assets, or any other agreement or instrument relating thereto, on and after the Effective Date all remaining Assets of the Debtors (i.e. Interests in subsidiaries) shall vest in each respective Debtor, free and clear of all Liens, Claims or other encumbrances, except, to the extent applicable, the Bank Group Liens. Schedule
5.15 of the Plan sets forth the identity of all individual persons who will serve as officers and directors of the Debtors after confirmation of the Plan.

Obligations Incurred After the Confirmation Date.

      Payment obligations incurred after the date and time of entry of the Confirmation Order, including the reasonable Professional fees of the Debtors through the Effective Date, will not be subject to application or Proof of Claim and may be paid by the Debtors, or after the Effective Date by the Liquidating Trust in accordance with the Liquidating Trust Agreement, as the case may be, in the ordinary course of business and without further Bankruptcy Court approval, as Administrative Claims. Pursuant to the terms of the Liquidating Trust Agreement, the payment of any such obligations by the Liquidating Trust shall require Trust Advisory Board approval.

                              EXECUTORY CONTRACTS.

Assumption, Assignment and Rejection.

      As of the Effective Date, all executory contracts and unexpired leases of each Debtor, including those executory contracts identified by the Debtors in the Schedules, shall be deemed rejected by such Debtor pursuant to the provisions of section 365 of the Bankruptcy Code, except (a) any executory contract or unexpired lease that has been or is the subject of a motion to reject, assume, or assume and assign Filed pursuant to section 365 of the Bankruptcy Code by any of the Debtors before the Effective Date, or (b) any executory contract or unexpired lease listed in the schedule attached to the Plan as Schedule 6.1. Schedule 6.1 lists all contracts that will be assumed or assumed and assigned on and as of the Effective Date and sets forth, for each contract identified thereon, the name and address of the counterparty or counterparties to the contract and the dollar amount of any cure payment that the Debtors will pay to such counterparty or counterparties on and as of the Effective Date.

Cure of Monetary Defaults.

      At the election of the relevant Debtor, any monetary defaults under each executory contract and unexpired lease to be assumed under the Plan shall be satisfied pursuant to section 365(b)(1) of the Bankruptcy Code, in one of the following ways: (a) by payment of the default amount in Cash on the Effective Date; or (b) on such other terms as agreed to by the parties to such executory contract or unexpired lease. In the event of a dispute regarding (i) the amount of any cure payments, (ii) the ability of the Debtor that is a party thereto to provide adequate assurance of future performance under the contract or lease to be assumed, or (iii) any other matter pertaining to assumption, then the cure payments required by section 365(b)(1) of the Bankruptcy Code shall be made following the entry of a Final Order resolving the dispute and approving assumption.

Rejection Damages Bar Date.

      If the rejection by any Debtor, pursuant to the Plan or otherwise, of an executory contract or unexpired lease results in a Claim, then such Claim shall be forever barred and shall not be enforceable against such Debtor or the Liquidating Trust or the properties of either of them unless a Proof of Claim is filed with the clerk of the Bankruptcy Court and served upon counsel to the Debtors and Liquidating Trustee on or before the earlier of (i) thirty (30) days after the date of service of an order of the Court authorizing such rejection including the Confirmation Order, or (ii) such other period set by the Court. If and when Allowed, any such rejection damages Claim for which a Proof is timely filed shall be classified as a General Unsecured Claim and shall be entitled to the treatment afforded such Claims as set forth in the Plan.

Contracts and Leases Entered Into After the Petition Date.

      Executory contracts and unexpired leases entered into and other obligations incurred after the Petition Date by any Debtor shall be performed by the Liquidating Trust, and any such executory contracts, unexpired leases and other obligations shall survive and remain unaffected by entry of the Confirmation Order.

      Information concerning the Company's assets and liabilities as of the latest practicable date is incorporated herein by reference to the Company's Monthly Report for February 2003, which was filed by the Company with the Bankruptcy Court on March 20, 2003 and is filed herewith as Exhibit 99.2.

      As of March 21, 2003, there were 12,970,072 shares of the Company's common stock, $0.01 par value ("Common Stock"), and 16,922 shares of the Company's Series One Preferred Stock, $1,000 stated liquidation value ("Preferred Stock"), issued and outstanding. The Plan will become effective on March 31, 2003, unless the Confirmation Order is stayed prior to such date. When the Plan becomes effective, all of the issued and outstanding shares of Common Stock and Preferred Stock will be cancelled (the "Cancelled Shares"), all warrants, options and other rights to purchase, sell or subscribe to any of the Company's stock will be cancelled, and 100 shares of Common Stock will be issued by the Company to the Liquidating Trust. No other shares will be outstanding as of the Effective Date. The Liquidating Trust will issue Liquidating Trust Interests to certain interested parties as described above and in the Plan. However, no Liquidating Trust Interests or other interests in or property of the Liquidating Trust or the Company will be issued to the holders of the Cancelled Shares, except the holders of the LMI Interest.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits:

      Exhibit No.        Description
      -----------        -----------
         2.1             Amended Joint Plan of Reorganization
         99.1            Confirmation Order dated March 19, 2003
         99.2            Monthly Operating Report for February 2003 filed by the
                         Company with the United States Bankruptcy Court for the
                         District of Delaware on March 20, 2003

FORWARD LOOKING STATEMENTS

      Except for historical information, this Form 8-K contains certain forward-looking statements that involve risk and uncertainties, which may cause actual results to differ materially from the statements made including market potential, regulatory clearances, business growth, and other risks listed from time to time in the Company's Securities and Exchange Commission (SEC) filings. These forward-looking statements represent the Company's judgment, as of the date of this release, and the Company disclaims any intent or obligation to update these forward-looking statements.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HIGHLANDS INSURANCE GROUP, INC.



Dated: March 24, 2003                  By: /s/ Stephen L. Kibblehouse
                                           -------------------------------------
                                           Stephen L. Kibblehouse, Chief
                                           Executive Officer

                                INDEX TO EXHIBITS



Exhibit No.             Description
-----------             -----------
   2.1           Amended Joint Plan of Reorganization
   99.1          Confirmation Order dated March 19, 2003
   99.2 Monthly Operating Report for February 2003 filed by the Company with the United States Bankruptcy Court for the District of Delaware on March 20, 2003